MORGAN STANLEY INSTITUTIONAL
FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY
INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST:  The Corporation is
registered as an open-end investment company under the Investment Company Act of 1940.
            SECOND:  The Board of Directors
of the Corporation (the "Board of Directors"), at a meeting duly convened and held on September 27-
28, 2016, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to seventy-eight billion (78,000,000,000) shares of common stock;
(ii) established one (1) additional portfolio of common stock consisting of four classes, designated as Emerging Markets Breakout Nations Portfolio-
Class I, Emerging Markets Breakout Nations
Portfolio-Class A, Emerging Markets Breakout
Nations Portfolio-Class C and Emerging Markets
Breakout Nations Portfolio-Class IS; and (iii) classified 500,000,000 shares of common stock as shares of Emerging Markets Breakout Nations
Portfolio-Class I, 500,000,000 shares of common stock as shares of Emerging Markets Breakout
Nations Portfolio-Class A, 500,000,000 shares of common stock as shares of Emerging Markets
Breakout Nations Portfolio-Class C and
500,000,000 shares of common stock as shares of Emerging Markets Breakout Nations Portfolio-
Class IS.
            THIRD:  The terms applicable to the
classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the "Charter").
            FOURTH:  As of immediately
before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was seventy-six billion
(76,000,000,000) shares of common stock, having an aggregate par value of seventy-six million dollars ($76,000,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation
Portfolio - Class I
500,000,000 shares
Active International Allocation
Portfolio - Class A
1,000,000,000 shares
Active International Allocation
Portfolio - Class L
500,000,000 shares
Active International Allocation
Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio -
Class I
500,000,000 shares
Asia Opportunity Portfolio -
Class A
1,000,000,000 shares
Asia Opportunity Portfolio -
Class IS
500,000,000 shares
Asia Opportunity Portfolio -
Class C
500,000,000 shares
Emerging Markets Fixed Income
Opportunities Portfolio - Class I
500,000,000 shares
Emerging Markets Fixed Income
Opportunities Portfolio - Class
A
1,000,000,000 shares
Emerging Markets Fixed Income
Opportunities Portfolio - Class L
500,000,000 shares
Emerging Markets Fixed Income
Opportunities Portfolio - Class
IS
500,000,000 shares
Emerging Markets Fixed Income
Opportunities Portfolio - Class
C
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders
Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio -
Class I
500,000,000 shares
Emerging Markets Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Portfolio -
Class L
500,000,000 shares
Emerging Markets Portfolio -
Class IS
500,000,000 shares
Emerging Markets Portfolio -
Class C
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class A
1,000,000,000 shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class I
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class A
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class IS
500,000,000 shares
Global Advantage Portfolio -
Class I
500,000,000 shares
Global Advantage Portfolio -
Class A
1,000,000,000 shares
Global Advantage Portfolio -
Class L
500,000,000 shares
Global Advantage Portfolio -
Class C
500,000,000 shares
Global Concentrated Portfolio -
Class I
500,000,000 shares
Global Concentrated Portfolio -
Class A
500,000,000 shares
Global Concentrated Portfolio -
Class C
500,000,000 shares
Global Concentrated Portfolio -
Class IS
500,000,000 shares
Global Core Portfolio - Class I
500,000,000 shares
Global Core Portfolio - Class A
500,000,000 shares
Global Core Portfolio - Class C
500,000,000 shares
Global Core Portfolio - Class IS
500,000,000 shares
Global Discovery Portfolio -
Class I
500,000,000 shares
Global Discovery Portfolio -
Class A
1,000,000,000 shares
Global Discovery Portfolio -
Class L
500,000,000 shares
Global Discovery Portfolio -
Class C
500,000,000 shares
Global Franchise Portfolio -
Class I
500,000,000 shares
Global Franchise Portfolio -
Class A
1,000,000,000 shares
Global Franchise Portfolio -
Class L
500,000,000 shares
Global Franchise Portfolio -
Class IS
500,000,000 shares
Global Franchise Portfolio -
Class C
500,000,000 shares
Global Infrastructure Portfolio -
Class I
500,000,000 shares
Global Infrastructure Portfolio -
Class A
1,000,000,000 shares
Global Infrastructure Portfolio -
Class L
500,000,000 shares
Global Infrastructure Portfolio -
Class IS
500,000,000 shares
Global Infrastructure Portfolio -
Class C
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class
A
500,000,000 shares
Global Insight Portfolio - Class
L
500,000,000 shares
Global Insight Portfolio - Class
C
500,000,000 shares
Global Opportunity Portfolio -
Class I
500,000,000 shares
Global Opportunity Portfolio -
Class A
1,000,000,000 shares
Global Opportunity Portfolio -
Class L
500,000,000 shares
Global Opportunity Portfolio -
Class IS
500,000,000 shares
Global Opportunity Portfolio -
Class C
500,000,000 shares
Global Quality Portfolio - Class
I
500,000,000 shares
Global Quality Portfolio - Class
A
500,000,000 shares
Global Quality Portfolio - Class
L
500,000,000 shares
Global Quality Portfolio - Class
IS
500,000,000 shares
Global Quality Portfolio - Class
C
500,000,000 shares
Global Real Estate Portfolio -
Class I
500,000,000 shares
Global Real Estate Portfolio -
Class A
1,000,000,000 shares
Global Real Estate Portfolio -
Class L
500,000,000 shares
Global Real Estate Portfolio -
Class IS
500,000,000 shares
Global Real Estate Portfolio -
Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class A
1,000,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class C
500,000,000 shares
International Equity Portfolio -
Class I
500,000,000 shares
International Equity Portfolio -
Class A
1,000,000,000 shares
International Equity Portfolio -
Class L
500,000,000 shares
International Equity Portfolio -
Class IS
500,000,000 shares
International Equity Portfolio -
Class C
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class A
1,000,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class IS
500,000,000 shares
International Opportunity
Portfolio - Class C
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class A
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class IS
500,000,000 shares
International Real Estate
Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class IS
500,000,000 shares
Multi-Asset Portfolio - Class C
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class A
1,000,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Small Company Growth
Portfolio - Class IS
500,000,000 shares
Small Company Growth
Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class I
500,000,000 shares
US Core Portfolio - Class A
500,000,000 shares
US Core Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio -
Class I
500,000,000 shares
U.S. Real Estate Portfolio -
Class A
1,000,000,000 shares
U.S. Real Estate Portfolio -
Class L
500,000,000 shares
U.S. Real Estate Portfolio -
Class IS
500,000,000 shares
U.S. Real Estate Portfolio -
Class C
500,000,000 shares
Total
76,000,000,000
shares

The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            FIFTH:  As increased, the total
number of shares of stock of all classes that the Corporation has authority to issue is seventy-eight billion (78,000,000,000) shares of common stock, having an aggregate par value of seventy-eight million dollars ($78,000,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF
SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International
Allocation Portfolio -
Class I
500,000,000 shares
Active International
Allocation Portfolio -
Class A
1,000,000,000
shares
Active International
Allocation Portfolio -
Class L
500,000,000 shares
Active International
Allocation Portfolio -
Class C
500,000,000 shares
Advantage Portfolio -
Class I
500,000,000 shares
Advantage Portfolio -
Class A
1,000,000,000
shares
Advantage Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class IS
500,000,000 shares
Advantage Portfolio -
Class C
500,000,000 shares
Asia Opportunity Portfolio
- Class I
500,000,000 shares
Asia Opportunity Portfolio
- Class A
1,000,000,000
shares
Asia Opportunity Portfolio
- Class IS
500,000,000 shares
Asia Opportunity Portfolio
- Class C
500,000,000 shares
Emerging Markets
Breakout Nations Portfolio
- Class I
500,000,000 shares
Emerging Markets
Breakout Nations Portfolio
- Class A
500,000,000 shares
Emerging Markets
Breakout Nations Portfolio
- Class C
500,000,000 shares
Emerging Markets
Breakout Nations Portfolio
- Class IS
500,000,000 shares
Emerging Markets Fixed
Income Opportunities
Portfolio - Class I
500,000,000 shares
Emerging Markets Fixed
Income Opportunities
Portfolio - Class A
1,000,000,000
shares
Emerging Markets Fixed
Income Opportunities
Portfolio - Class L
500,000,000 shares
Emerging Markets Fixed
Income Opportunities
Portfolio - Class IS
500,000,000 shares
Emerging Markets Fixed
Income Opportunities
Portfolio - Class C
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class A
1,000,000,000
shares
Emerging Markets Leaders
Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class C
500,000,000 shares
Emerging Markets
Portfolio - Class I
500,000,000 shares
Emerging Markets
Portfolio - Class A
1,000,000,000
shares
Emerging Markets
Portfolio - Class L
500,000,000 shares
Emerging Markets
Portfolio - Class IS
500,000,000 shares
Emerging Markets
Portfolio - Class C
500,000,000 shares
Emerging Markets Small
Cap Portfolio - Class I
500,000,000 shares
Emerging Markets Small
Cap Portfolio - Class A
500,000,000 shares
Emerging Markets Small
Cap Portfolio - Class IS
500,000,000 shares
Emerging Markets Small
Cap Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class A
1,000,000,000
shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap
Core Portfolio - Class I
500,000,000 shares
Fundamental Multi-Cap
Core Portfolio - Class A
500,000,000 shares
Fundamental Multi-Cap
Core Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap
Core Portfolio - Class IS
500,000,000 shares
Global Advantage
Portfolio - Class I
500,000,000 shares
Global Advantage
Portfolio - Class A
1,000,000,000
shares
Global Advantage
Portfolio - Class L
500,000,000 shares
Global Advantage
Portfolio - Class C
500,000,000 shares
Global Concentrated
Portfolio - Class I
500,000,000 shares
Global Concentrated
Portfolio - Class A
500,000,000 shares
Global Concentrated
Portfolio - Class C
500,000,000 shares
Global Concentrated
Portfolio - Class IS
500,000,000 shares
Global Core Portfolio -
Class I
500,000,000 shares
Global Core Portfolio -
Class A
500,000,000 shares
Global Core Portfolio -
Class C
500,000,000 shares
Global Core Portfolio -
Class IS
500,000,000 shares
Global Discovery Portfolio
- Class I
500,000,000 shares
Global Discovery Portfolio
- Class A
1,000,000,000
shares
Global Discovery Portfolio
- Class L
500,000,000 shares
Global Discovery Portfolio
- Class C
500,000,000 shares
Global Franchise Portfolio
- Class I
500,000,000 shares
Global Franchise Portfolio
- Class A
1,000,000,000
shares
Global Franchise Portfolio
- Class L
500,000,000 shares
Global Franchise Portfolio
- Class IS
500,000,000 shares
Global Franchise Portfolio
- Class C
500,000,000 shares
Global Infrastructure
Portfolio - Class I
500,000,000 shares
Global Infrastructure
Portfolio - Class A
1,000,000,000
shares
Global Infrastructure
Portfolio - Class L
500,000,000 shares
Global Infrastructure
Portfolio - Class IS
500,000,000 shares
Global Infrastructure
Portfolio - Class C
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class A
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Insight Portfolio -
Class C
500,000,000 shares
Global Opportunity
Portfolio - Class I
500,000,000 shares
Global Opportunity
Portfolio - Class A
1,000,000,000
shares
Global Opportunity
Portfolio - Class L
500,000,000 shares
Global Opportunity
Portfolio - Class IS
500,000,000 shares
Global Opportunity
Portfolio - Class C
500,000,000 shares
Global Quality Portfolio -
Class I
500,000,000 shares
Global Quality Portfolio -
Class A
500,000,000 shares
Global Quality Portfolio -
Class L
500,000,000 shares
Global Quality Portfolio -
Class IS
500,000,000 shares
Global Quality Portfolio -
Class C
500,000,000 shares
Global Real Estate
Portfolio - Class I
500,000,000 shares
Global Real Estate
Portfolio - Class A
1,000,000,000
shares
Global Real Estate
Portfolio - Class L
500,000,000 shares
Global Real Estate
Portfolio - Class IS
500,000,000 shares
Global Real Estate
Portfolio - Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000
shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class
IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class A
1,000,000,000
shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class C
500,000,000 shares
International Equity
Portfolio - Class I
500,000,000 shares
International Equity
Portfolio - Class A
1,000,000,000
shares
International Equity
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class IS
500,000,000 shares
International Equity
Portfolio - Class C
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class A
1,000,000,000
shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class IS
500,000,000 shares
International Opportunity
Portfolio - Class C
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class A
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class IS
500,000,000 shares
International Real Estate
Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio -
Class I
500,000,000 shares
Multi-Asset Portfolio -
Class A
1,000,000,000
shares
Multi-Asset Portfolio -
Class L
500,000,000 shares
Multi-Asset Portfolio -
Class IS
500,000,000 shares
Multi-Asset Portfolio -
Class C
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class A
1,000,000,000
shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Small Company Growth
Portfolio - Class IS
500,000,000 shares
Small Company Growth
Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class I
500,000,000 shares
US Core Portfolio - Class
A
500,000,000 shares
US Core Portfolio - Class
C
500,000,000 shares
US Core Portfolio - Class
IS
500,000,000 shares
U.S. Real Estate Portfolio
- Class I
500,000,000 shares
U.S. Real Estate Portfolio
- Class A
1,000,000,000
shares
U.S. Real Estate Portfolio
- Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class IS
500,000,000 shares
U.S. Real Estate Portfolio
- Class C
500,000,000 shares
Total
78,000,000,000
shares
The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            SIXTH:  The aggregate number of
shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-
105(c) of the Maryland General Corporation Law, and the shares of Emerging Markets Breakout
Nations Portfolio-Class I, Emerging Markets
Breakout Nations Portfolio-Class A, Emerging
Markets Breakout Nations Portfolio-Class C and
Emerging Markets Breakout Nations Portfolio-
Class IS have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the
Corporation has caused these Articles
Supplementary to be signed in its name and on its
behalf by its President and attested to on its behalf
by its Secretary on this 20th day of October, 2016.
MORGAN STANLEY INSTITUTIONAL
FUND, INC.
By: /s/ John H. Gernon
John H. Gernon
President
ATTEST:
/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND,
INC., who executed on behalf of the Corporation
the foregoing Articles Supplementary of which this
certificate is made a part, hereby acknowledges, in
the name and on behalf of the Corporation, the
foregoing Articles Supplementary to be the
corporate act of the Corporation and, as to all
matters or facts required to be verified under oath,
the undersigned President acknowledges that to the
best of his knowledge, information and belief, these
matters and facts are true in all material respects
and that this statement is made under the penalties
for perjury.

            /s/ John H. Gernon
            John H. Gernon
            President



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DMEAST #27159138 v1